Exhibit 99.1

Aspect Communications Company Overview

PSLRA Safe Harbor Statement This presentation may contain statements relating to future market growth, industry trends, and Company goals and efforts relating to financial conditions, results of operations, product development, sales and marketing. These statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under its safe-harbor provisions. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause actual results to differ include: perceived industry trends not materializing for any reason, including due to changes in market demand for products and services offered by the Company and its competitors and/or market growth not occurring on time or at all due to weak economic conditions, failure of the Company to achieve its product development, sales and/or marketing goals, fluctuations in the Company's North American and International business levels and/or economic conditions, and the hiring and retention of key employees. The economic, political and other uncertainties existing in the United States and throughout other regions of the world add to these challenges. Additional risks that could cause actual results to differ materially from those projected are discussed in Aspect's Form 10-K for the year ended December 31, 2002, its Form 10-Q/A for the quarter ended March 31, 2003, and its Form 10-Qs for the quarters ended June 30, 2003 and September 30, 2003, all filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Aspect undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. 2

Agenda Company Overview Financial Information Appendix 3

To fundamentally change how companies manage their interactions with customers, suppliers, partners, and employees Aspect Vision 4

Aspect is the only vendor that unifies workforce, information, and communications to enable enterprises worldwide to deliver the highest quality customer experience. Who is Aspect? 5

Aspect Company Profile Largest company dedicated exclusively to Contact Center Solutions 1,300 employees Offices worldwide Global partner network Founded in 1985 76% of Fortune 50 powered by Aspect Over 8,000 mission-critical customer deployments worldwide 10 of top 10 telecommunications companies 9 of top 10 airlines 9 of top 10 commercial banks 7 of top 10 insurance companies Our technology manages over 3 million worldwide customer service and sales representatives (CSRs) daily 6

Aspect's Record of Innovation and Seamless Integration 1985 1990 1995 2000 2005 Voice ACD Workforce Management Voice only: Inbound and outbound Multisite call centers Voice and data integration: Self-service IVR, e-mail, and Web Converged voice/data network: Voice, e-mail, Web, wireless, and IM applications Nearly two decades of continuous technology innovation 7

Business Communications Infrastructure Support Aspect Provides Seamless Solutions and Leading Technology PSTN HYBRID VoIP CIO ACD CTI IVR WFM Reporting Business Lines Focus is on Seamless Call Center Integration of these Solutions Migration Strategy 8 Operations Focus is on Supportability IM: AOL, Microsoft, Yahoo E-Mail: eGain, Microsoft, Kana, Siebel IP-PBX: 3Com, Avaya, Cisco, Shoreline ACD: Aspect, Avaya, Nortel, Rockwell, Siemens,

Product Portfolio: Growth Projections 9 ACD WFM Analysis and Reporting IVR CTI Major Products Aspect Call Center Uniphi Contact Center Iphinity Call Center eWorkforce Mang. Iphinity WFM Customer DataMart Performance Optimization Customer Self-Service Uniphi Voice Portal Contact Server Enterprise Contact Server Market Growth 2003 - 20071 4% 7% 8% 9% 24% 1 Source: Datamonitor, Product & Support Revenues

Customer Self-Service Speech Recognition Text to Speech Fax Host Access Uniphi Voice Portal Customer DataMart eWFM Analytics Reporting Producer Director Seagate Info Hybrid IP Cisco, Shoreline, 3Com IP-PBX eWorkforce Mang. eSchedule Planner eWFM SDK Notification Server RealTime Adherence Agent Productivity WFM Adapter Uniforce eBusiness Architect ECS SDK AOL, MS, Yahoo, IM eGain, MS, Kana, E-mail IVR Workforce Management Analysis and Reporting CTI Siemens ACD Aspect Customer Services Business Communications Solutions Updates & Customer Support Education Over 90 Product and Management Courses Global Training Facilities Online Course Curriculum Planner Onsite Training Customized Programs Class Pass Discount Packages Professional Services & Education Implementation Services ADW - Application Design Workshops PowerStart Services Optimize Services Custom Solution Integration Discovery Analysis Benefits Assessments Project & Program Management Global Support Centers Flexible Support Plans for Mission Critical and Business Day Operations Assigned Account Teams Online Knowledgebase and Technical Library Online Case Administration Consulting & Installation Aspect Services Deliver Customer Value 10

Powering Global Leaders: Market Leading Installed Customer Base Automotive, Transportation Manufacturing All-Nippon Airways America West Bosch British Airways Continental Airlines Daimler Chrysler Delta Air Lines Deutsche Bahn Ford Motor Co. General Motors Lufthansa Northwest Airlines Paccar Volkswagen Banking & Finance American Express Bank One Corporation CIBC Citibank, N.A. Citigroup Inc. Countrywide Home Loans Credit Suisse First Boston Deutsche Bank FleetBoston Financial Corp. GE Capital HSBC J.P. Morgan Chase The Royal Bank of Scotland Wachovia Corporation Wells Fargo Outsourcers Accent Marketing Connextions conTakt (DE) ICT Group Millennium Teleservices MM Group (UK) NewRoads Protocol Communications RMH Teleservices SNT Group StarTek Stream International (Solectron) Sykes Enterprises TeleTech Pharmaceuticals Abbott Labs Bayer AG Glaxo Smith Kline Johnson & Johnson Unilever Retail Amway Carrefour Eddie Bauer Safeway Saks Incorporated Sears Shop At Home Staples Target Corporation Williams-Sonoma Biotech, Chemical, Technology 3COM BASF Canon Dow Chemical Hewlett-Packard IBM Intel Oracle Shell Xerox Broadcast,Entertainment China Central TV Earthlink USinternetworking Warner Bros. Communications Alcatel AOL Time Warner AT&T British Telecom Comcast Cox Communications Deutsche Telekom France Telecom Nippon Telegraph & Telephone Qwest Communications SBC Communications Verizon Government/Public Sector Internal Revenue Service National Institutes of Health Social Security Administration UK Inland Revenue US Air Force US Army US Department of Defense US Department of Labor US Department of Treasury US Navy US Postal Service Healthcare BCBS Discovery Health Health Net Humana Kaiser Permanente Merck-Medco Medihelp Stock Administration Mid Atlantic Medical Services Oxford Health Plans Pacificare Insurance AEGON N.V. Aetna Inc. AIG Allstate Corporation Prudential Assurance Corp. Prudential Financial 11

We Have Important Aspect Partners Consulting Partners Channel Partners Technology Partners VoiceNet Oy 12

Proven Customer Results Using Aspect's Enterprise Contact Server with Scheduled Callback Application, Cox provided customers with an alternative to waiting on hold for an agent. Cox leveraged the application across a 23 contact center enterprise operation, with an estimated savings of $1 million per year. Call abandon rates decreased over 15%. A recent upgrade of its eWorkforce Management gives American Express the ability to centralize workforce management for its three contact centers, empower agents with eSchedule Planner and use real-time statistics to improve productivity, increasing occupancy 5% with Real-Time Adherence. An ROI is expected within the first year. The commercial pressures of the airline market led British Airways to implement our speech-enabled Customer Self-Service Application, to provide flight information for 2.7 million U.K. calls. Callers using the application rose from 52% to 90%, driving down the cost of a sale. The company achieved a 6 month ROI. 13

SERVICES SERVICES Unify Your Enterprise with Aspect Uniphi Architecture Communications Workforce Information 14

Financial Information 15

Revenue Overview 16 89.4 92.6 97.4 104.5 98.1 96.5 84.4 96.9

Gross Margin Overview Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. 17 (Excluding the write off of intangible assets)

Operating Expenses Overview 18 (Excluding restructuring charges and the write off of intangible assets) Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

Operating Income Overview 19 (Excluding restructuring charges and the write off of intangible assets) Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

Cash Trends Overview 20

EBITDA Overview 21 Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

We have "Right Sized" Our Business Model Revenue Gross Margin Operating Expenses Operating Profit Q4'03 100% 62% 42% 20% Goal 100% 61% 41% 20% 22

Aspect is Focused on Growing Shareholder Value We are the leading provider of mission-critical business communications solutions unifying workforce, information and communications on open systems We have a full suite of contact center applications We have a significant installed base of world class customers We have created a leveraged business model that is poised for economic growth 23

Appendix 24

Consolidated Statements of Operations (in thousands) 25 (1) Pursuant to GAAP, the Company is required to present earnings per share "as if" all earnings were distributed to Common and Preferred Shareholders. Under this "two class" method, earnings are allocated to Common and Preferred Shareholders in proportion to their respective ownership interests. This calculation for the three months ended December 31, 2003 would allocate approximately 72% of the current earnings to Common Shareholders and yield $0.19 earnings per share per Common Shareholder, as shown above. This calculation for the twelve months ended December 31, 2003 would allocate approximately 72% of the current earnings to Common Shareholders and yield $0.39 earnings per share per Common Shareholder, as shown above. However, the Company has not in the past, and does not currently intend to, declare a distribution of earnings. Absent this "as if" apportionment, earnings per share would be $0.20 for the three months ended December 31, 2003 and $0.47 for the twelve months ended December 31, 2003. 2003 2002 2003 2002 2003 2002 Net revenues: Software License 21,469 $ 20,589 $ 18,710 $ 21,529 $ 71,461 $ 82,837 $ Hardware 11,076 14,182 11,582 16,047 42,981 65,791 Software License Updates & Product Support 55,796 51,697 54,558 49,742 216,313 205,744 Professional Services & Education 9,045 10,476 7,779 9,183 33,093 41,689 Services 64,841 62,173 62,337 58,925 249,406 247,433 Total net revenues 97,386 96,944 92,629 96,501 363,848 396,061 Gross margin 60,436 53,356 53,086 11,419 208,799 155,043 Total operating expenses 41,359 44,421 39,083 72,581 159,561 229,974 Income (loss) from operations 19,077 8,935 14,003 (61,162) 49,238 (74,931) Interest and other income (expense), net (342) (1,696) (1,182) 1,560 (4,665) (9,366) Income (loss) before income taxes 18,735 7,239 12,821 (59,602) 44,573 (84,297) Provision (benefit) for income taxes 2,000 573 2,575 377 7,071 (27,429) Net income (loss) before cumulative effect of change in accounting principle 16,735 6,666 10,246 (59,979) 37,502 (56,868) Cumulative effect of change in accounting principle - - - - (777) (51,431) Net income (loss) 16,735 6,666 10,246 (59,979) 36,725 (108,299) Less preferred stock dividend, accretion, and amort. (2,095) - (2,053) - (7,700) - Net Income (loss) attributable to Common Shareholders 14,640 $ 6,666 $ 8,193 $ (59,979) $ 29,025 $ (108,299) $ Earnings (loss) per share before cumulative effect of change in accounting principle 0.19 $ 0.13 $ 0.11 $ (1.14) $ 0.40 $ (1.08) $ Cumulative effect of change in accounting principle - $ - $ - $ - $ (0.01) $ (0.98) $ Basic earnings (loss) per share (1) 0.19 $ 0.13 $ 0.11 $ (1.14) $ 0.39 $ (2.06) $ Basic weighted average shares outstanding 56,309 52,932 54,612 52,678 54,453 52,519 Diluted earnings (loss) per share 0.19 $ 0.13 $ 0.11 $ (1.14) $ 0.39 $ (1.08) $ Diluted weighted average shares outstanding 84,974 55,979 81,967 55,596 78,874 56,339 Three months ended Twelve months ended December 31, December 31, Three months ended September 30,

Consolidated Balance Sheets 26 (in thousands)

6,389 $ - $ Amortization of beneficial conversion feature 353 $ - $ 1,311 $ - $ Beneficial conversion feature - $ - $ 17,583 $ - $ Three months ended December 31, Twelve months ended December 31, Consolidated Statements of Cash Flows 27 (in thousands)

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slides 17, 18 and 19) Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. (in millions, except percentages) 28 - (10.8) Q3 '02 (61.2) 22.7 38.7 0.2 Q4 '02 8.9 (0.3) - 8.6 Q1 '03 7.1 - - 7.1 Q2 '03 9.1 3.0 - 12.1 Q3 '03 14.0 - - 14.0 Q4 '03 19.1 0.8 - 19.9

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slide 21) Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. (in millions) 29

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Executive Management Team

Name	Position	Background
Gary E. Barnett	President and Chief Executive Officer	Prospect, Octel
Gary A. Wetsel	Executive Vice President, Finance, Chief Financial Officer and Chief Administrative Officer	Zhone, Octel, Borland
Jim Flatley	President of Worldwide Sales and Services	Plumtree Software, Network General/Network Associates, IBM
Paul J. Farrell	Chief Customer Strategy Officer	AOL, Union Carbide
Connie Fortunato	Vice President, Human Resources	FTP Software, Melville Corp.
Lloyd Linnell	Senior Vice President of Worldwide Customer Services	Stream International, Bell Labs
William B. Maguire	Chief Information Officer and Senior Vice President	Legato Systems, Amdahl, USPS
Stephen Yu	Vice President, General Counsel and Secretary	Palm, 3Com

ASPECT